Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Other Liabilities Disclosure [Abstract]
Schedule of Other Liabilities

($ millions)	2022	2021
Employee future benefits (Note 23)	423	740
AROs (Note 3)	174	184
Customer and other deposits	107	99
Manufactured gas plant site remediation (1)	95	83
Stock-based compensation plans (Note 20)	79	96
Derivatives (Note 25)	72	7
Deferred compensation plan (Note 9)	48	50
Mine reclamation obligations (2)	39	44
Operating leases (Note 15)	34	32
Retail energy contract (3)	33	40
Other	42	34
	1,146	1,409

(1)    Environmental regulations require Central Hudson to investigate sites at which it or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. As at December 31, 2022, an obligation of $100 million was recognized, including a current portion of $5 million recognized in accounts payable and other current liabilities (Note 13). Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 8).

(2)    TEP pays ongoing reclamation costs related to two coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator. TEP's share of the reclamation costs is estimated to be $54 million. The present value of the estimated future liability is shown in the table above.

(3)    In 2020, FortisAlberta entered into an eight-year agreement with an existing retail energy provider to continue to act as its default retailer to eligible customers under the regulated retail option. As part of this agreement FortisAlberta received an upfront payment which is being amortized to revenue over the life of the agreement.